                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 13, 1994


Commission file number:                     Commission file number:
1-6828                                      1-7959

HOTEL INVESTORS TRUST                       HOTEL INVESTORS CORPORATION
(Exact name of registrant as                (Exact name of registrant as
specified in its charter)                   specified in its charter)

Maryland                                    Maryland
(State or other jurisdiction                (State or other jurisdiction
of incorporation or organization)           or incorporation or organization)

52-0901263                                  52-1193298
(I.R.S. employer identification             (I.R.S. employer identification
number)                                     number)

11845 W. Olympic Blvd., Suite 550           11845 W. Olympic Blvd., Suite 560
Los Angeles, California 90064               Los Angeles, California 90064
(Address of principal executive             (Address of principal executive
offices, including zip code)                offices, including zip code)

310-575-3900                                310-575-3900
(Registrant's telephone number,             (Registrant's telephone number,
including area code)                        including area code)


                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                 On June 13, 1994, Hotel Investors Trust and Hotel Investors Corporation announced jointly with Starwood Capital Group, L.P. that they have agreed to create an "UPREIT" structure in which the Trust and Starwood would form a limited partnership with would have equity and mortgage interests in 47 hotel properties in 21 states.

                 A copy of the press release is filed as an exhibit to this Form 8-K.


Item 7.  Exhibits.

         22       Form of press release dated June 13, 1994.
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                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



HOTEL INVESTORS TRUST                        HOTEL INVESTORS CORPORATION




By: /s/JEFFREY C. LAPIN                      By: /s/KEVIN E. MALLORY
- - - -----------------------------------------    -----------------------------
    Jeffrey C. Lapin                             Kevin E. Mallory
    President and Chief Executive Officer        Executive Vice President





Date:  June 20, 1994




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                                 EXHIBIT INDEX


         Exhibit                                                                     Sequentially
         Number                    Description of Exhibit                            Numbered Page
        --------                   ----------------------                            -------------
           22             Form of press release dated June 13, 1994.



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                                HOTEL INVESTORS
  11845 West Olympic Boulevard, Suite 550 [ ] Los Angeles, California 90064
                        310/575-3900 [ ] Fax: 575-9512



CONTACTS:                 Hotel Investors Trust
                          Jeffrey C. Lapin
                          President and Chief Executive Officer
                          (310) 575-3900

                          Barry Sternlicht
                          President and Chief Executive Officer
                          Starwood Capital Group, L.P.
                          (203) 221-4646

                          Steve Bruce
                          Abernathy MacGregor Scanlon
                          (212) 371-5999

                          Eugene G. Heller
                          Silverman Heller Associates
                          (310) 208-2550


FOR IMMEDIATE RELEASE


                  STARWOOD CAPITAL GROUP TO ACQUIRE CONTROL OF
                                HOTEL INVESTORS


LOS ANGELES, California and WESTPORT, Connecticut (June 13, 1994) -- Hotel Investors Trust, a real estate investment trust (the "Trust"), and Hotel Investors Corporation, a hotel operating company (the "Corporation"), whose shares are paired and trade together on the New York Stock Exchange (NYSE:HOT), today announced jointly with Starwood Capital Group, L.P., a private investment firm, that they have agreed to create an "UPREIT" structure in which the Trust and Starwood would form a limited partnership which would have equity and mortgage interests in 47 hotel properties in 21 states.

         The Trust would be the general partner and contribute to the limited partnership all of its assets subject to its liabilities and subject to outstanding leases to the Corporation, and Starwood would be the limited partner and contribute cash and a portfolio of hotel equity and mortgage note interests, subject to certain existing debt.

         Upon closing, the Trust's name will be changed to "Starwood Lodging Trust," the Corporation's name will be changed to "Starwood Lodging Corporation," and a majority of the Boards of both the Trust and the Corporation would be nominees of Starwood.

         Starwood's limited partnership interests would be exchangeable into paired shares of the Trust and the Corporation, such that on a fully converted basis, Starwood would own between 67% and 75% of the outstanding paired shares of the Trust and the Corporation (but subject to limitations to preserve the REIT status of the Trust and its paired share structure with the Corporation). Approximately 55% of Starwood's investment would have a priority in case of a liquidation of the partnership prior to reduction of existing Trust senior debt.
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         Starwood has also agreed, at the Trust's option, to purchase the
Trust's Albany, Georgia property for approximately $6 million and to loan to the Trust up to an additional $5 million as a short-term first mortgage loan or defer certain amortization of senior secured Trust debt held by Starwood pending completion of the transaction; and the Trust would use the proceeds to make certain payments on its outstanding senior secured debt and repurchase a portion of the warrants issued to its senior lenders in connection with the restructuring of the senior secured debt in January 1993.

         Starwood previously purchased or has under contract in excess of $75 million of the Trust's outstanding senior secured debt.

         The closing is scheduled to occur prior to the end of 1994. It is subject to approval by the shareholders of the Trust and the stockholders of the Corporation, a written fairness opinion from the investment bankers for the Trust and the Corporation, all necessary regulatory approvals, the consent of certain senior lenders to the Trust and other customary closing conditions.

         Jeffrey C. Lapin, President and Chief Executive Officer of Hotel Investors Trust, said, "This transaction should permit Hotel Investors to substantially improve its balance sheet and grow by taking advantage of hotel acquisition opportunities. Starwood is well-capitalized and committed to the expansion of our hotel business. I look forward to the affiliation with Starwood."

         Barry Sternlicht, President and Chief Executive Officer of Starwood, said, "We intend to de-leverage the Trust and to create a financial structure which can support the growth of the Trust through both single asset and portfolio acquisitions. Starwood Lodging Trust will be our hotel acquisition vehicle in the future."

         Starwood and its affiliates were formed in late 1991. Founding investors included the investment arms of the Ziff family, Ziff Brothers Investments, and of the Burden family, William A. M. Burden & Co. They were joined in subsequent Starwood investments, including the $102 million Starwood Opportunity Fund II, L.P., by a select group of additional investors, including the Pritzker family.

         Since its founding, Starwood has acquired more than $750 million of real estate investments in more than 50 transactions. Among the firm's initial investments were 6,000 apartment units in 23 properties located in six states, which were contributed to the "UPREIT" partnership associated with Equity Residential Property Trust (NYSE: EQR). Mr. Sternlicht serves on the Board of EQR.

         Since mid-1993, Starwood has shifted its focus to the hotel industry, investing over $300 million in hotels and related investments, and it now owns interests in over 8,000 hotel rooms in more than 25 properties nationwide.

         Headquartered in Los Angeles, Hotel Investors Trust and Hotel Investors Corporation are engaged in the ownership and management of 28 hotel properties in 15 states, including two hotel/casinos located in Las Vegas, totalling more than 5,300 guest rooms. The combined portfolio includes 20 franchise locations such as Embassy Suites, Marriott, Sheraton, Radisson, Holiday Inn, Ramada Inn, and Best Western, as well as eight independent properties. Hotel Investors Trust also holds mortgage interests in nine hotel properties. Hotel Investors Corporation operates properties leased from Hotel Investors Trust, directly or through third-party management companies.